Supplement dated April 28, 2011 to the

variable annuity prospectus for

MassMutual Equity Edge

dated May 1, 2010

This supplement revises the language in the prospectus which describes the credit we apply to contract value in the MML Money Market sub-account.

In order to receive a credit, we no longer require that you allocate contract value to the MML Money Market sub-account for an entire contract year. Instead, we require that you have contract value in the MML Money Market sub-account on at least the last business day of your contract year at the close of the New York Stock Exchange.

Currently the credit is equal to 0.35% of your contract value in the MML Money Market sub-account as of the close of the New York Stock Exchange on the last business day of your contract year.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

PS10_04